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                                   FORM 8-K


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 28, 1996
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JP Foodservice, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                           0-24954                       52-1634568
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(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)               Identification No.)


9830 Patuxent Woods Way, Columbia, Maryland                         21046
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code 410-312-7100
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Item 5.  Other Events

The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JP Foodservice, Inc.
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                                (Registrant)

Date: July 2, 1996         By: /s/ LEWIS HAY, III
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                                Name: Lewis Hay, III
                                Title: Senior Vice President and Chief
                                       Financial Officer



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                             JP FOODSERVICE, INC.
                          9830 Patuxent Woods Drive
                              Columbia, MD 21046
                                (410) 312-7100

News Release
For More Information Contact:
Lewis Hay, III
Chief Financial Officer


                   JP FOODSERVICE ANNOUNCES RESIGNATION OF
                        SARA LEE REPRESENTATIVES FROM
                      JP FOODSERVICE BOARD OF DIRECTORS


        Columbia, Maryland, June 28, 1996 - JP Foodservice (NASDAQ: JPFS) announced today that the three Sara Lee Corporation representatives on the JP Foodservice Board of Directors have resigned their Board memberships. The resignations are effective yesterday.

        Sara Lee Corporation currently holds approximately 32% of the outstanding common stock of JP Foodservice and under a Board Membership Agreement with JP Foodservice executed at the time of JP Foodservice's initial public offering in 1994, Sara Lee Corporation is entitled to three Board seats based on its ownership of JP Foodservice common stock.

        "We are grateful for the service and contribution of the Sara Lee representatives over the years," said Jim Miller, chairman of the Board of JP Foodservice. "JP Foodservice looks forward to continuing its long-standing and close relationship with Sara Lee as one of JP Foodservice's major vendors."

        C. Steven McMillan, executive vice president of Sara Lee Corporation stated: "This decision was taken only after careful consideration, given Sara Lee's historic business relationship with JP Foodservice as a major business partner and stockholder. However, in view of Sara Lee's active continuing involvement in the foodservice industry through its subsidiary PYA/Monarch, Inc., we determined that our continued service on the JP Foodservice Board might raise the possibility of a conflict of interest. We concluded that it was in the best interest of the stockholders of both of our corporations that we terminate our representation on the JP Foodservice Board at this time. Sara
Lee looks forward to maintaining the close business relationship it has enjoyed over the years with JP Foodservice as one of its most important foodservice customers."

        JP Foodservice, Inc. is the nation's sixth-largest distributor of food and related products to restaurants and other foodservice establishments in the Mid-Atlantic, Midwest and Northeastern United States.